UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2010

BofI HOLDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51201	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12777 High Bluff Drive, Suite 100, San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 350-6200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

BofI Holding, Inc. (the “Registrant”) and its subsidiary Bank of Internet USA (together, the “Company”) is filing this Current Report on Form 8-K to disclose the bonus paid to one of its named executive officers in fiscal 2011 with respect to 2010 performance, which was deemed to have been earned on June 30, 2010, pursuant to the named executive officer’s employment contract. Pursuant to Instruction 4 of Item 5.02, the below named executive officer is the person who was identified as named executive officer in the Company’s’ most recent proxy statement filed with the SEC on September 29, 2010, (which may not necessarily be the same as the persons who will be named executive officers in the 2011 proxy statement).

Pursuant to the foregoing, 100% of the target bonus or $61,500 will be credited to Andrew J. Micheletti on December 16, 2010, relating to fiscal 2010 performance.

Item 7.01	Regulation FD Disclosure.

The Company is presenting a slide show at the LD Micro Conference in Los Angeles at 11:00 a.m. PST on Thursday, December 9, 2010. The slide show may be accessed at our website, http://www.bofiholding.com. A copy of the information in the slide show is attached below and is incorporated herein by reference.

This Form 8-K and the information attached below shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Registrant that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Registrant or any of its affiliates. The information in the materials is presented as of December 8, 2010, and the Registrant does not assume any obligation to update such information in the future.

Safe Harbor Statement

Statements contained in the slide show presentation that state expectations or predictions about the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act and the Exchange Act. The Registrant’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include “Risk Factors” and the other factors appearing in the documents that the Registrant has filed with the Securities and Exchange Commission.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

99.1	Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BofI HOLDING, INC.

By:	/S/ ANDREW J. MICHELETTI
Andrew J. Micheletti
Executive Vice President and
Chief Financial Officer

Date: December 8, 2010